EXHIBIT 10.13

AMENDMENT NO. 1

TO EMPLOYMENT AGREEMENT BETWEEN

CHECKERS DRIVE-IN RESTAURANTS, INC., A DELAWARE CORPORATION, AND

KEITH E. SIROIS

THE HEREIN AMENDMENT hereby modifies that certain Employment Agreement by and between Checkers Drive-In Restaurants, Inc., (“Checkers”) and Keith E. Sirois (the “Executive”) dated September 26, 2003, as follows:

1.  The initial term of the Employment Agreement under Paragraph 2 is extended until September 25, 2006.

2.  Effective September 26, 2004, the Annual Salary under Paragraph 3.1 of the Employment Agreement is increased to THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000.00) annually.

3.  Effective at the close of business on November 8, 2004, Executive shall be grant 30,000 options under Checkers’ 2001 Employee Stock Option Plan.

4.  Except for the specific modifications hereto, the parties hereto mutual affirm that all other terms of the Employment Agreement dated September 26, 2003 remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 8th day of November, 2004.

Checkers Drive-In Restaurants, Inc.,

a Delaware Corporation

/s/ Peter C. O’Hara
Peter C. O’Hara Chairman of the Board of Directors

EXECUTIVE

/s/ Keith E. Sirois
Keith E. Sirois